UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 8, 2008

OSAGE EXPLORATION AND DEVELOPMENT, INC.
(Exact name of small business issuer as specified in its charger)

Delaware	0-52718	26-0421736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2445 Fifth Avenue, Suite 310 San Diego, CA 92101 (Address of principal executive offices)	(619) 677-3956 (Issuer’s telephone number)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On April 8, 2008, Osage Exploration and Development, Inc. (the “Company”) entered into a membership interest purchase agreement (the “Purchase Agreement”) with Sunstone Corporation (“Sunstone”) pursuant to which the Company acquired from Sunstone 100% of the membership interests in Cimarrona Limited Liability company, an Oklahoma limited liability company (“Cimarrona LLC”). Cimarrona LLC is the owner of a 9.4% interest in certain oil and gas assets in the Guaduas field, located in the Dindal and Rio Seco Blocks that covers 30,665 acres in the Middle Magdalena Valley in Colombia. The Purchase Agreement is effective as of April 1, 2008.

The purchase price consisted of 2,750,000 shares of the Company’s common stock and a warrant to purchase 1,125,000 shares of the Company’s common stock exercisable at $1.25 per share and expiring April 8, 2013. The Company previously provided a $100,000 deposit to Sunstone, which was returned to the Company in conjunction with closing of the transaction.

In connection with the Purchase Agreement, the Company also issued 50,000 shares of the Company’s common stock to Energy Capital Solutions, LP for their role as financial advisor.

The foregoing description of the Purchase Agreement and the Warrant are qualified in their entirety by reference to the full text of the Purchase Agreement and Warrant, a copy of each of which is attached hereto as Exhibit 10.18 and 10.18.1, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 with regard to the issuance of 2,750,000 shares of the Company’s common stock and a warrant to purchase 1,125,000 shares of the Company’s common stock to Sunstone and 50,000 shares of the Company’s common stock to Energy Capital Solutions, Inc. is hereby incorporated by reference into this Item 3.02. The foregoing securities were issued pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder and a restrictive legend was placed thereon.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.18	Membership Purchase Interest between Osage Exploration and Development, Inc. and Sunstone Corporation dated April 8, 2008.

Exhibit 10.18.1	Warrant to purchase 1,125,000 shares of common stock of Osage Exploration and Development, Inc. issued to Sunstone Corporation dated April 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

OSAGE EXPLORATION AND DEVELOPMENT, INC. (Registrant)

Date: April 10, 2008	By:	/s/ Kim Bradford
Kim Bradford
President and Chief Executive Officer